USA LISTED NYSE

ALL STAR® FUNDS

3rd Quarter Report | September 30, 2021

Liberty All-Star® Equity Fund

LIBERTY ALL-STAR® EQUITY FUND
Period Ended September 30, 2021 (Unaudited)

Fund Statistics
Net Asset Value (NAV)	$7.91
Market Price	$8.60
Premium	8.7%

	Quarter	Year-to-Date
Distributions*	$0.21	$0.60
Market Price Trading Range	$8.14 to $9.34	$6.70 to $9.34
Premium/(Discount) Range	1.1% to 12.1%	13.0% to -7.8%

Performance
Shares Valued at NAV with Dividends Reinvested	-0.19%	15.77%
Shares Valued at Market Price with Dividends Reinvested	-2.41%	34.44%
Dow Jones Industrial Average	-1.46%	12.12%
Lipper Large-Cap Core Mutual Fund Average	0.08%	14.94%
NASDAQ Composite Index	-0.23%	12.66%
S&P 500® Index	0.58%	15.92%

*

Sources of distributions to shareholders may include ordinary dividends, long-term capital gains and return of capital. The final determination of the source of all distributions in 2021 for tax reporting purposes will be made after year end. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. Based on current estimates a portion of the distributions consist of a return of capital. Pursuant to Section 852 of the Internal Revenue Code, the taxability of these distributions will be reported on Form 1099-DIV for 2021.

Performance returns for the Fund are total returns, which include dividends. Returns are net of management fees and other Fund expenses.

The returns shown for the Lipper Large-Cap Core Mutual Fund Average are based on open-end mutual funds’ total returns, which include dividends, and are net of fund expenses. Returns for the unmanaged Dow Jones Industrial Average, NASDAQ Composite Index and the S&P 500® Index are total returns, including dividends. A description of the Lipper benchmark and the market indices can be found on page 18.

Past performance cannot predict future results. Performance will fluctuate with market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

Closed-end funds raise money in an initial public offering and shares are listed and traded on an exchange. Open-end mutual funds continuously issue and redeem shares at net asset value. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund’s shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below or above net asset value.

Liberty All-Star® Equity Fund	President’s Letter
(Unaudited)

Fellow Shareholders:	October 2021

U.S. equity markets were flat to modestly lower in the third quarter owing to a weak September, highlighted by the 4.65 percent monthly decline in the S&P 500® Index. For the quarter, the S&P 500® returned 0.58 percent, the Dow Jones Industrial Average (DJIA) declined 1.46 percent and the NASDAQ Composite Index lost 0.23 percent.

Although choppy in July and August, equities continued to gain ground; the S&P 500® returned 2.38 percent in July and 3.04 percent in August. But in September a number of factors came together to blunt the advance and lead to the first monthly reversal in the index since January. These included an increase in the number of COVID-19 cases in the U.S., chiefly attributed to the highly contagious Delta variant; supply chain bottlenecks in everything from semiconductors to retail merchandise for the holiday season; instability in China’s real estate market; and the U.S. Federal Reserve tightening money supply by slowing its bond purchases.

The quarter also saw positive news: In early July, the Labor Department reported that 850,000 U.S. jobs were added in June and in August the department reported that July job growth reached 943,000. (August data disappointed, as just 235,000 jobs were added.) Corporate earnings generally topped even optimistic estimates, with nearly 90 percent of companies exceeding forecasts. And second quarter GDP growth (reported in July) came in at 6.6 percent, meaning that the economy had exceeded its pre-pandemic level.

In the more positive environment that characterized the first two months of the quarter, the DJIA broke the 35000 level for the first time (July 23) and the NASDAQ surpassed 15000, also a first (August 24).

Of the 11 S&P sectors, six posted positive returns for the quarter while five were negative. Financial stocks generated the strongest gains, as banks are seen as benefiting from higher interest rates. Industrials and materials were the two poorest performing sectors, hurt by supply chain disruptions and higher energy costs. Higher interest rates were also a drag, particularly for richly valued information technology companies.

Liberty All-Star® Equity Fund

Liberty All-Star Equity Fund experienced moderately lower returns in the third quarter. The Fund returned -0.19 percent when shares are valued at net asset value (NAV) with dividends reinvested and -2.41 percent when shares are valued at market price with dividends reinvested. (Fund returns are net of expenses.)

The Fund’s NAV return was slightly lower than the 0.08 percent return of the Fund’s primary benchmark, the Lipper Large-Cap Core Mutual Fund Average, and was mixed for the quarter compared to key market indices—ahead of the DJIA and the NASDAQ Composite and less than one percentage point behind the 0.58 percent gain posted by the S&P 500®. The Fund’s market price return, however, lagged all the aforementioned indices.

Through the first nine months of the year, the Fund has consistently outperformed: The Fund returned 15.77 percent with return measured by NAV and 34.44 percent when measured by market price. The Lipper benchmark returned 14.94 percent for the same period. Both Fund returns also topped the DJIA and NASDAQ Composite; the Fund’s NAV return was essentially equal with the S&P 500® (trailing by 15 basis points) while its market price return considerably exceeded that of the 15.92 percent posted by the S&P 500®.

Third Quarter Report (Unaudited) | September 30, 2021	1

Liberty All-Star® Equity Fund	President’s Letter
(Unaudited)

Through three quarters, the broad market Russell 3000® Value Index continued to outperform its growth counterpart, returning 16.58 percent versus 13.49 percent. The Growth index moderately outperformed in the third quarter, however.

Over the quarter, Fund shares traded at premium to their underlying NAV, the premium ranging from 1.1 percent to 12.1 percent. Through nine months this year, the trading range has extended from a discount of -7.8 percent to a premium of 13.0 percent.

In accordance with the Fund’s distribution policy, the Fund paid a distribution of $0.21 per share in the third quarter. The Fund’s distribution policy has been in place since 1988 and is a major component of the Fund’s total return. The Fund has paid distributions of $28.78 per share for a total of more than $3.2 billion since 1987 (the Fund’s first full calendar year of operations). We continue to emphasize that shareholders should include these distributions when determining the total return on their investment in the Fund.

Turning to Fund news, on August 9 the Board of Trustees announced that it had authorized a rights offering to the Fund’s shareholders of rights to purchase additional shares of the Fund. Shareholders as of the record date, which was later set as October 15, are able to subscribe for one additional share for every 10 shares held, with the right to subscribe for additional shares not subscribed for by others in the primary subscription. If over-subscription requests exceed the number of shares available in the offering, the Fund may elect to issue up to an additional 25 percent of shares above those offered in the primary subscription. The subscription price per share will be 95 percent of the reported net asset value or market price per share, whichever is lower, on the expiration date. Market price per share will be determined based on the average of last reported sales prices of a share on the New York Stock Exchange on the expiration date and the four trading days preceding the expiration date. Details of the offering are contained in the prospectus and as of this writing, the rights offering is expected to commence on October 21 and to expire on November 22.

September altered the tenor of the third quarter—from one building on the year’s positive momentum to one that was mildly negative to unchanged. Given the volatility of trading in the first few days of October, the fourth quarter is a question mark. While short-term changes of direction are a fact of life in the equity markets, we at ALPS Advisors are focused on the long term. With Fund returns exceeding those of its primary Lipper benchmark for the trailing one-, three- and five-year periods, we are confident that the Fund will continue to serve as a core equity holding for investors who share our long-term perspective.

Sincerely,

William R. Parmentier, Jr.
President and Chief Executive Officer
Liberty All-Star® Equity Fund

The views expressed in the President’s letter reflect the views of the President as of October 2021 and may not reflect his views on the date this report is first published or anytime thereafter. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the Fund disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent.

2	www.all-starfunds.com

Liberty All-Star® Equity Fund	Table of Distributions & Rights Offerings
September 30, 2021 (Unaudited)

			Rights Offerings
Year	Per Share Distributions	Month Completed	Shares Needed to Purchase One Additional Share	Subscription Price	Tax Credits[1]
1987	$1.18
1988	0.64
1989	0.95
1990	0.90
1991	1.02
1992	1.07	April	10	$10.05
1993	1.07	October	15	10.41	$0.18
1994	1.00	September	15	9.14
1995	1.04
1996	1.18				0.13
1997	1.33				0.36
1998	1.40	April	20	12.83
1999	1.39
2000	1.42
2001	1.20
2002	0.88	May	10	8.99
2003	0.78
2004	0.89	July	10[2]	8.34
2005	0.87
2006	0.88
2007	0.90	December	10	6.51
2008	0.65
2009[3]	0.31
2010	0.31
2011	0.34
2012	0.32
2013	0.35
2014	0.39
2015[4]	0.51
2016	0.48
2017[5]	0.56
2018	0.68
2019	0.66
2020	0.63
2021
1st Quarter	0.19
2nd Quarter	0.20
3rd Quarter	0.21
Total	$28.78				$0.67

[1]	The Fund’s net investment income and net realized capital gains exceeded the amount to be distributed under the Fund’s distribution policy. In each case, the Fund elected to pay taxes on the undistributed income and passed through a proportionate tax credit to shareholders.
[2]	The number of shares offered was increased by an additional 25 percent to cover a portion of the over-subscription requests.
[3]	Effective with the second quarter distribution, the annual distribution rate was changed from 10 percent to 6 percent.
[4]	Effective with the second quarter distribution, the annual distribution rate was changed from 6 percent to 8 percent.
[5]	Effective with the fourth quarter distribution, the annual distribution rate was changed from 8 percent to 10 percent.

DISTRIBUTION POLICY

The current policy is to pay distributions on its shares totaling approximately 10 percent of its net asset value per year, payable in four quarterly installments of 2.5 percent of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. Sources of distributions to shareholders may include ordinary dividends, long-term capital gains and return of capital. The final determination of the source of all distributions in 2021 for tax reporting purposes will be made after year end. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. If a distribution includes anything other than net investment income, the Fund provides a Section 19(a) notice of the best estimate of its distribution sources at that time. These estimates may not match the final tax characterization (for the full year’s distributions) contained in shareholder 1099-DIV forms after the end of the year. If the Fund’s ordinary dividends and long-term capital gains for any year exceed the amount distributed under the distribution policy, the Fund may, in its discretion, retain and not distribute capital gains and pay income tax thereon to the extent of such excess.

Third Quarter Report (Unaudited) | September 30, 2021	3

Liberty All-Star® Equity Fund	Investment Managers/Portfolio Characteristics
September 30, 2021 (Unaudited)

THE FUND’S ASSETS ARE APPROXIMATELY EQUALLY DISTRIBUTED AMONG THREE VALUE MANAGERS AND TWO GROWTH MANAGERS:

ALPS Advisors, Inc., the investment advisor to the Fund, has the ultimate authority (subject to oversight by the Board of Trustees) to oversee the investment managers and recommend their hiring, termination and replacement.

MANAGERS’ DIFFERING INVESTMENT STRATEGIES ARE REFLECTED IN PORTFOLIO CHARACTERISTICS

The portfolio characteristics table below is a regular feature of the Fund’s shareholder reports. It serves as a useful tool for understanding the value of a multi-managed portfolio. The characteristics are different for each of the Fund’s five investment managers. These differences are a reflection of the fact that each pursues a different investment style. The shaded column highlights the characteristics of the Fund as a whole, while the final column shows portfolio characteristics for the S&P 500® Index.

PORTFOLIO CHARACTERISTICS As of September 30, 2021 (Unaudited)
		Investment Style Spectrum
	Value				Growth

	PZENA	FIDUCIARY	ARISTOTLE	SUSTAINABLE	TCW	TOTAL FUND	S&P 500® INDEX
Number of Holdings	39	31	44	29	33	152*	505
Percent of Holdings in Top 10	40%	48%	34%	45%	53%	20%	28%
Weighted Average Market Capitalization (billions)	$68	$214	$183	$441	$438	$268	$565
Average Five-Year Earnings Per Share Growth	-2%	17%	17%	24%	32%	19%	18%
Dividend Yield	2.0%	1.3%	1.4%	0.5%	0.3%	1.1%	1.4%
Price/Earnings Ratio**	14x	19x	20x	39x	54x	23x	27x
Price/Book Value Ratio	1.5x	3.0x	3.0x	9.1x	11.6x	3.2x	4.6x

*	Certain holdings are held by more than one manager.
**	Excludes negative earnings.

4	www.all-starfunds.com

Liberty All-Star® Equity Fund	Top 20 Holdings & Economic Sectors
September 30, 2021 (Unaudited)

Top 20 Holdings*	Percent of Net Assets
Alphabet, Inc.	2.64%
Amazon.com, Inc.	2.42
Facebook, Inc.	2.28
PayPal Holdings, Inc.	2.27
Adobe, Inc.	2.03
Visa, Inc.	1.78
salesforce.com, Inc.	1.78
Microsoft Corp.	1.75
UnitedHealth Group, Inc.	1.63
Danaher Corp.	1.60
Sony Group Corp.	1.54
Berkshire Hathaway, Inc.	1.29
Charles Schwab Corp.	1.23
JPMorgan Chase & Co.	1.22
Capital One Financial Corp.	1.21
ServiceNow, Inc.	1.19
IHS Markit, Ltd.	1.15
General Electric Co.	1.04
NVIDIA Corp.	1.03
American International Group, Inc.	1.03
32.11%

Economic Sectors*	Percent of Net Assets
Information Technology	21.50%
Financials	16.91
Health Care	14.12
Consumer Discretionary	13.51
Industrials	9.19
Communication Services	8.41
Materials	3.94
Energy	3.53
Real Estate	2.63
Consumer Staples	2.48
Utilities	1.49
Other Net Assets	2.29
100.00%

*	Because the Fund is actively managed, there can be no guarantee that the Fund will continue to hold securities of the indicated issuers and sectors in the future.

Third Quarter Report (Unaudited) | September 30, 2021	5

Liberty All-Star® Equity Fund	Major Stock Changes in the Quarter
September 30, 2021 (Unaudited)

The following are the major ($5 million or more) stock changes–both purchases and sales–that were made in the Fund’s portfolio during the third quarter of 2021.

	Shares
Security Name	Purchases (Sales)	Held as of 9/30/21
Purchases
Ecolab, Inc.	41,172	41,172
Fresenius Medical Care AG & Co. KGaA	177,673	425,150
Netflix, Inc.	12,738	27,438

Sales
Textron, Inc.	(92,421)	78,387
Union Pacific Corp.	(44,934)	0

6	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments
September 30, 2021 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (97.71%)
COMMUNICATION SERVICES (8.41%)
Entertainment (1.62%)
Netflix, Inc.(a)	27,438	$16,746,509
Walt Disney Co.(a)	70,266	11,886,899
		28,633,408
Interactive Media & Services (5.40%)
Alphabet, Inc., Class A(a)	3,721	9,948,168
Alphabet, Inc., Class C(a)	13,802	36,786,608
Facebook, Inc., Class A(a)	118,910	40,356,865
Twitter, Inc.(a)	142,600	8,611,614
		95,703,255
Media (1.39%)
Comcast Corp., Class A	283,468	15,854,365
Omnicom Group, Inc.	119,755	8,677,448
		24,531,813
CONSUMER DISCRETIONARY (13.51%)
Auto Components (1.24%)
Cie Generale des Etablissements Michelin SCA(b)	269,529	8,274,540
Lear Corp.	87,154	13,637,858
		21,912,398
Automobiles (0.43%)
Ford Motor Co.(a)	534,293	7,565,589

Hotels, Restaurants & Leisure (1.52%)
Booking Holdings, Inc.(a)	6,411	15,218,881
Yum! Brands, Inc.	96,468	11,799,001
		27,017,882
Household Durables (3.17%)
Lennar Corp., Class A	103,300	9,677,144
Lennar Corp., Class B	2,500	193,975
Mohawk Industries, Inc.(a)	48,630	8,626,962
Newell Brands, Inc.	468,159	10,365,040
Sony Group Corp.(b)	247,123	27,326,862
		56,189,983
Internet & Direct Marketing Retail (2.42%)
Amazon.com, Inc.(a)	13,042	42,843,492

Multiline Retail (1.53%)
Dollar General Corp.	72,713	15,425,336
Dollar Tree, Inc.(a)	121,399	11,620,312
		27,045,648

See Notes to Schedule of Investments.
Third Quarter Report (Unaudited) | September 30, 2021	7

Liberty All-Star® Equity Fund	Schedule of Investments
September 30, 2021 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (continued)
Specialty Retail (1.04%)
Home Depot, Inc.	24,980	$8,199,935
TJX Cos., Inc.	67,744	4,469,749
Ulta Beauty, Inc.(a)	15,771	5,692,069
		18,361,753
Textiles, Apparel & Luxury Goods (2.16%)
Gildan Activewear, Inc.	245,055	8,946,958
NIKE, Inc., Class B	85,416	12,404,966
PVH Corp.(a)	97,564	10,028,603
Skechers U.S.A., Inc., Class A(a)	164,168	6,914,756
		38,295,283
CONSUMER STAPLES (2.48%)
Beverages (0.42%)
Coca-Cola Co.	142,000	7,450,740

Food & Staples Retailing (0.65%)
Costco Wholesale Corp.	18,216	8,185,359
Walgreens Boots Alliance, Inc.	71,000	3,340,550
		11,525,909
Food Products (0.36%)
Tyson Foods, Inc., Class A	81,000	6,394,140

Household Products (0.41%)
Procter & Gamble Co.	51,500	7,199,700

Personal Products (0.64%)
Unilever PLC(b)	209,272	11,346,728

ENERGY (3.53%)
Energy Equipment & Services (2.03%)
Baker Hughes Co.	457,914	11,324,213
Halliburton Co.	502,719	10,868,785
NOV, Inc.(a)	593,470	7,780,392
Schlumberger NV	200,105	5,931,112
		35,904,502
Oil, Gas & Consumable Fuels (1.50%)
Cabot Oil & Gas Corp.	330,000	7,180,800
Cenovus Energy, Inc.(c)	370,268	3,724,896
Exxon Mobil Corp.	128,092	7,534,372
Phillips 66	58,500	4,096,755

See Notes to Schedule of Investments.
8	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments
September 30, 2021 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels (continued)
Royal Dutch Shell PLC, Class A(b)	91,039	$4,057,608
		26,594,431
FINANCIALS (16.91%)
Banks (4.90%)
Bank of America Corp.	136,340	5,787,633
Citigroup, Inc.	212,596	14,919,987
Commerce Bancshares, Inc.	67,200	4,682,496
Cullen/Frost Bankers, Inc.	53,320	6,324,819
East West Bancorp, Inc.	46,300	3,590,102
JPMorgan Chase & Co.	131,458	21,518,360
Mitsubishi UFJ Financial Group, Inc.(b)(c)	650,000	3,854,500
PNC Financial Services Group, Inc.	44,200	8,647,288
Wells Fargo & Co.	374,483	17,379,756
		86,704,941
Capital Markets (3.89%)
Ameriprise Financial, Inc.	33,200	8,768,784
Charles Schwab Corp.	299,700	21,830,148
Goldman Sachs Group, Inc.	18,928	7,155,352
MSCI, Inc.	17,689	10,760,926
Northern Trust Corp.	87,915	9,478,116
S&P Global, Inc.	12,133	5,155,190
UBS Group AG	361,404	5,760,780
		68,909,296
Consumer Finance (1.76%)
American Express Co.	58,083	9,730,645
Capital One Financial Corp.	132,686	21,491,152
		31,221,797
Diversified Financial Services (2.28%)
Berkshire Hathaway, Inc., Class B(a)	83,925	22,906,490
Equitable Holdings, Inc.	371,413	11,008,681
Voya Financial, Inc.	105,990	6,506,726
		40,421,897
Insurance (4.08%)
American International Group, Inc.	333,319	18,295,880
Arch Capital Group, Ltd.(a)	130,403	4,978,786
Axis Capital Holdings, Ltd.	171,252	7,884,442
Chubb, Ltd.	76,610	13,290,303
Cincinnati Financial Corp.	71,000	8,109,620
MetLife, Inc.	177,166	10,936,457
Progressive Corp.	96,553	8,727,426
		72,222,914

See Notes to Schedule of Investments.
Third Quarter Report (Unaudited) | September 30, 2021	9

Liberty All-Star® Equity Fund	Schedule of Investments
September 30, 2021 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (continued)
HEALTH CARE (14.12%)
Biotechnology (1.00%)
Amgen, Inc.	35,800	$7,612,870
Regeneron Pharmaceuticals, Inc.(a)	16,714	10,114,979
		17,727,849
Health Care Equipment & Supplies (6.06%)
Abbott Laboratories	85,740	10,128,466
Alcon, Inc.	96,800	7,789,496
Align Technology, Inc.(a)	18,146	12,074,893
Boston Scientific Corp.(a)	140,697	6,104,843
Danaher Corp.	92,804	28,253,250
Dexcom, Inc.(a)	16,311	8,919,833
Intuitive Surgical, Inc.(a)	7,027	6,985,892
Koninklijke Philips NV	245,352	10,903,449
Medtronic PLC	70,000	8,774,500
Smith & Nephew PLC(b)	215,082	7,385,916
		107,320,538
Health Care Providers & Services (3.97%)
Cardinal Health, Inc.	64,689	3,199,518
Fresenius Medical Care AG & Co. KGaA(b)	425,150	14,867,495
McKesson Corp.	37,804	7,537,362
Quest Diagnostics, Inc.	107,710	15,651,340
UnitedHealth Group, Inc.	73,968	28,902,256
		70,157,971
Life Sciences Tools & Services (1.60%)
Illumina, Inc.(a)	22,204	9,006,164
IQVIA Holdings, Inc.(a)	33,261	7,967,340
Thermo Fisher Scientific, Inc.	19,859	11,346,043
		28,319,547
Pharmaceuticals (1.49%)
Elanco Animal Health, Inc.(a)	209,500	6,680,955
Novartis AG(b)	68,000	5,561,040
Pfizer, Inc.	95,506	4,107,713
Zoetis, Inc.	51,750	10,046,745
		26,396,453
INDUSTRIALS (9.19%)
Aerospace & Defense (0.69%)
General Dynamics Corp.	34,000	6,665,020
Textron, Inc.	78,387	5,472,196
		12,137,216

See Notes to Schedule of Investments.
10	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments
September 30, 2021 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (continued)
Air Freight & Logistics (0.23%)
Expeditors International of Washington, Inc.	33,928	$4,041,843

Building Products (1.46%)
Johnson Controls International PLC	137,800	9,381,424
Masco Corp.	295,064	16,390,805
		25,772,229
Commercial Services & Supplies (0.32%)
Waste Connections, Inc.	45,050	5,673,147

Electrical Equipment (0.61%)
Eaton Corp. PLC	41,679	6,223,091
Emerson Electric Co.	49,580	4,670,436
		10,893,527
Industrial Conglomerates (1.52%)
General Electric Co.	178,705	18,411,976
Honeywell International, Inc.	40,100	8,512,428
		26,924,404
Machinery (2.74%)
Dover Corp.	48,926	7,607,993
PACCAR, Inc.	121,153	9,561,395
Parker-Hannifin Corp.	32,000	8,947,840
Wabtec Corp.	152,075	13,110,386
Xylem, Inc.	75,100	9,288,368
		48,515,982
Professional Services (1.62%)
IHS Markit, Ltd.	173,925	20,283,133
TransUnion	75,400	8,468,174
		28,751,307
INFORMATION TECHNOLOGY (21.50%)
IT Services (7.01%)
Amdocs, Ltd.	122,515	9,275,611
Cognizant Technology Solutions Corp., Class A	170,692	12,667,053
FleetCor Technologies, Inc.(a)	43,873	11,462,699
Mastercard, Inc., Class A	26,896	9,351,201
PayPal Holdings, Inc.(a)	154,590	40,225,864
Snowflake, Inc., Class A(a)	15,403	4,658,329
Twilio, Inc., Class A(a)	15,194	4,847,646
Visa, Inc., Class A	141,813	31,588,846
		124,077,249

See Notes to Schedule of Investments.
Third Quarter Report (Unaudited) | September 30, 2021	11

Liberty All-Star® Equity Fund	Schedule of Investments
September 30, 2021 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (continued)
Semiconductors & Semiconductor Equipment (3.19%)
ASML Holding N.V.	12,944	$9,644,704
Microchip Technology, Inc.	65,800	10,099,642
Micron Technology, Inc.	133,675	9,488,251
NVIDIA Corp.	88,368	18,306,315
QUALCOMM, Inc.	70,000	9,028,600
		56,567,512
Software (10.80%)
Adobe, Inc.(a)	62,501	35,983,076
ANSYS, Inc.(a)	33,000	11,234,850
Autodesk, Inc.(a)	45,157	12,877,422
Intuit, Inc.	23,101	12,463,221
Microsoft Corp.	109,858	30,971,167
RingCentral, Inc., Class A(a)	41,982	9,131,085
salesforce.com, Inc.(a)	116,212	31,519,019
ServiceNow, Inc.(a)	33,997	21,155,313
Splunk, Inc.(a)	19,537	2,827,199
Trade Desk, Inc., Class A(a)	130,901	9,202,340
Workday, Inc., Class A(a)	55,505	13,870,144
		191,234,836
Technology Hardware, Storage & Peripherals (0.50%)
Hewlett Packard Enterprise Co.	616,587	8,786,365

MATERIALS (3.94%)
Chemicals (2.78%)
Corteva, Inc.	225,000	9,468,000
Dow Chemical Co.	158,435	9,119,518
Ecolab, Inc.	41,172	8,589,303
Linde PLC	23,473	6,886,509
PPG Industries, Inc.	62,350	8,916,673
RPM International, Inc.	80,000	6,212,000
		49,192,003
Construction Materials (0.47%)
Martin Marietta Materials, Inc.	24,600	8,405,328

Containers & Packaging (0.69%)
Ball Corp.	134,750	12,123,458

REAL ESTATE (2.63%)
Equity Real Estate Investment Trusts (REITs) (2.63%)
American Tower Corp.	50,800	13,482,828
Crown Castle International Corp.	51,200	8,873,984

See Notes to Schedule of Investments.
12	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments
September 30, 2021 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (continued)
Equity Real Estate Investment Trusts (REITs) (continued)
Equinix, Inc.	20,022	$15,819,983
Equity LifeStyle Properties, Inc.	52,600	4,108,060
Sun Communities, Inc.	23,200	4,294,320
		46,579,175
UTILITIES (1.49%)
Electric Utilities (1.49%)
Edison International	226,635	12,571,444
NRG Energy, Inc.	339,121	13,846,310
		26,417,754
TOTAL COMMON STOCKS
(COST OF $1,153,738,259)		1,730,013,192

SHORT TERM INVESTMENTS (2.68%)
MONEY MARKET FUND (2.32%)
State Street Institutional US Government Money Market Fund, 0.03%(d)
(COST OF $40,890,743)	40,890,743	40,890,743

INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LOANED (0.36%)
State Street Navigator Securities Lending Government Money Market Portfolio, 0.03%
(COST OF $6,401,225)	6,401,225	6,401,225

TOTAL SHORT TERM INVESTMENTS
(COST OF $47,291,968)		47,291,968

TOTAL INVESTMENTS (100.39%)
(COST OF $1,201,030,227)		1,777,305,160

LIABILITIES IN EXCESS OF OTHER ASSETS (-0.39%)		(6,830,151)

NET ASSETS (100.00%)		$1,770,475,009

NET ASSET VALUE PER SHARE
(223,839,318 SHARES OUTSTANDING)		$7.91

See Notes to Schedule of Investments.
Third Quarter Report (Unaudited) | September 30, 2021	13

Liberty All-Star® Equity Fund	Schedule of Investments
September 30, 2021 (Unaudited)

(a)	Non-income producing security.
(b)	American Depositary Receipt.
(c)	Security, or a portion of the security position, is currently on loan. The total market value of securities on loan is $7,325,625.
(d)	Rate reflects seven-day effective yield on September 30, 2021.

See Notes to Schedule of Investments.
14	www.all-starfunds.com

Liberty All-Star® Equity Fund	Notes to Schedule of Investments
September 30, 2021 (Unaudited)

Security Valuation

Equity securities are valued at the last sale price at the close of the principal exchange on which they trade, except for securities listed on the NASDAQ Stock Market LLC (“NASDAQ”), which are valued at the NASDAQ official closing price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Cash collateral from securities lending activity is reinvested in the State Street Navigator Securities Lending Government Money Market Portfolio (“State Street Navigator”), a registered investment company under the Investment Company Act of 1940 (the “1940 Act”), which operates as a money market fund in compliance with Rule 2a-7 under the 1940 Act. Shares of registered investment companies are valued daily at that investment company’s net asset value per share.

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Fund's Board of Trustees (the "Board"). When market quotations are not readily available, or in management’s judgment they do not accurately reflect fair value of a security, or an event occurs after the market close but before the Fund is priced that materially affects the value of a security, the security will be valued by the Fund’s Valuation Committee using fair valuation procedures established by the Board. Examples of potentially significant events that could materially impact a Fund’s net asset value include, but are not limited to: single issuer events such as corporate actions, reorganizations, mergers, spin-offs, liquidations, acquisitions and buyouts; corporate announcements on earnings or product offerings; regulatory news; and litigation and multiple issuer events such as governmental actions; natural disasters or armed conflicts that affect a country or a region; or significant market fluctuations. Potential significant events are monitored by the Advisor, ALPS Advisors, Inc. (the “Advisor”), Sub-Advisers and/or the Valuation Committee through independent reviews of market indicators, general news sources and communications from the Fund’s custodian. As of September 30, 2021, the Fund held no securities that were fair valued.

Security Transactions

Security transactions are recorded on trade date. Cost is determined and gains/(losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date.

The Fund estimates components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. Once the REIT reports annually the tax character of its distributions, the Fund revises its estimates. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Lending of Portfolio Securities

The Fund may lend its portfolio securities only to borrowers that are approved by the Fund’s securities lending agent, State Street Bank & Trust Co. (“SSB”). The Fund will limit such lending to not more than 30% of the value of its total assets. The borrower pledges and maintains with the Fund collateral consisting of cash (U.S. Dollar only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, or by irrevocable bank letters of credit issued by a person other than the borrower or an affiliate of the borrower. The initial collateral received by the Fund is required to have a value of no less than 102% of the market value of the loaned securities for securities traded on U.S. exchanges and a value of no less than 105% of the market value for all other securities. The collateral is maintained thereafter, at a market value equal to no less than 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Third Quarter Report (Unaudited) | September 30, 2021	15

Liberty All-Star® Equity Fund	Notes to Schedule of Investments
September 30, 2021 (Unaudited)

Any cash collateral received is reinvested in State Street Navigator. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Fund’s Schedule of Investments as it is held by the lending agent on behalf of the Fund, and the Fund does not have the ability to re-hypothecate these securities.

The following is a summary of the Fund’s securities lending positions and related cash and non-cash collateral received as of September 30, 2021:

Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
$ 7,325,625	$ 6,401,225	$1,283,400	$ 7,684,625

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by SSB. SSB’s indemnity allows for full replacement of securities lent wherein SSB will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral, or to the extent such proceeds are insufficient or the collateral is unavailable, SSB will purchase the unreturned loan securities at SSB’s expense. However, the Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

Fair Value Measurements

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

16	www.all-starfunds.com

Liberty All-Star® Equity Fund	Notes to Schedule of Investments
September 30, 2021 (Unaudited)

Valuation techniques used to value the Fund’s investments by major category are as follows:

Equity securities that are valued based on unadjusted quoted prices in active markets are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in shares of registered investment companies are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2021:

	Valuation Inputs
Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Common Stocks*	$1,730,013,192	$–	$–	$1,730,013,192
Short Term Investments	47,291,968	–	–	47,291,968
Total	$1,777,305,160	$–	$–	$1,777,305,160

*	See Schedule of Investments for industry classifications.

The Fund did not have any securities which used significant unobservable inputs (Level 3) in determining fair value during the period.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Fund’s organizational documents and by contract, the Trustees and Officers of the Fund are indemnified against certain liabilities that may arise out of their duties to the Fund. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

Third Quarter Report (Unaudited) | September 30, 2021	17

Liberty All-Star® Equity Fund	Description of Lipper Benchmark and Market Indices
September 30, 2021 (Unaudited)

Dow Jones Industrial Average

A price-weighted measure of 30 U.S. blue-chip companies.

Lipper Large-Cap Core Mutual Fund Average

The average of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. domestic equity large-cap floor. These funds typically have average characteristics compared to the S&P 500® Index.

NASDAQ Composite Index

Measures all NASDAQ domestic and international based common type stocks listed on the NASDAQ Stock Market.

Russell 3000® Growth Index

Measures the performance of those Russell 3000® companies with lower book-to-price ratios and higher growth values. The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

Russell 3000® Value Index

Measures the performance of those Russell 3000® companies with higher book-to-price ratios and lower growth values.

S&P 500® Index

A large-cap U.S. equities index that includes 500 leading companies and captures approximately 80% coverage of available market capitalization.

An investor cannot invest directly in an index.

18	www.all-starfunds.com

INVESTMENT ADVISOR	LEGAL COUNSEL
ALPS Advisors, Inc.	K&L Gates LLP
1290 Broadway, Suite 1000	1601 K Street, NW
Denver, Colorado 80203	Washington, DC 20006
303-623-2577
www.all-starfunds.com
TRUSTEES
Thomas W. Brock*, Chairman
INDEPENDENT REGISTERED	Edmund J. Burke
PUBLIC ACCOUNTING FIRM	George R. Gaspari*
Deloitte & Touche LLP	Milton M. Irvin*
1601 Wewatta Street, Suite 400	Dr. John J. Neuhauser*
Denver, Colorado 80202	Maureen K. Usifer*

CUSTODIAN	OFFICERS
State Street Bank & Trust Company	William R. Parmentier, Jr., President
One Lincoln Street	Mark T. Haley, CFA, Senior Vice President
Boston, Massachusetts 02111	and Treasurer
Sareena Khwaja-Dixon, Secretary
Jennifer Craig, Assistant Secretary^
INVESTOR ASSISTANCE,	Matthew Sutula, Chief Compliance Officer
TRANSFER & DIVIDEND
DISBURSING AGENT & REGISTRAR	* Member of the Audit Committee
Computershare Trust Company, N.A.	^ Through September 23, 2021
P.O. Box 505000
Louisville, Kentucky 40233
1-800-LIB-FUND (1-800-542-3863)
www.computershare.com

A description of the Fund’s proxy voting policies and procedures is available (i) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov, and (ii) without charge, upon request, by calling 1-800-542-3863. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC’s website at www.sec.gov.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year in Form N-PORT. The Fund’s Form N-PORTs are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is transmitted to shareholders of Liberty All-Star® Equity Fund for their information. It is not a prospectus or other document intended for use in the purchase of Fund shares.

ALL STAR®
FUNDS

Liberty All-Star® Equity Fund

ALPS Advisors, Inc.
Investment Advisor

1290 Broadway, Suite 1000
Denver, CO 80203
303-623-2577

www.all-starfunds.com

Secondary market support provided to the Fund by ALPS Advisors Inc.'s affiliate ALPS Portfolio Solutions Distributor, Inc., a FINRA member.

USA LISTED NYSE